UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.
Aramark
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts!
ARAMARK

2025 Annual Meeting
Vote by January 23, 2025
11:59 PM ET
ARAMARK 2400 MARKET STREET PHILADELPHIA, PA 19103

V58881-P20322

You invested in ARAMARK and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 24, 2025.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s). Please make the request by January 10, 2025 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	January 24, 2025 10:00 AM EST
Virtually at:
www.virtualshareholdermeeting.com/ARMK2025

Vote by mail: You can vote by mail by requesting a paper copy of the materials which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors Nominees: 1a. Susan M. Cameron	For
1b. Greg Creed	For
1c. Brian M. DelGhiaccio	For
1d. Richard W. Dreiling	For
1e. Bridgette P. Heller	For
1f. Kenneth M. Keverian	For
1g. Karen M. King	For
1h. Patricia E. Lopez	For
1i. Stephen I. Sadove	For
1j. Kevin G. Wills	For
1k. John J. Zillmer	For
2. To ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 3, 2025.	For
3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.	For
Note: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Our Board has fixed the close of business on November 26, 2024 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V58881-P202322